Exhibit 10.10
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 26, 2020 (the "First Amendment Effective Date"), is made by SONIC AUTOMOTIVE, INC., a Delaware corporation (the "Company"), each of the Lenders (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Company, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement dated as of November 22, 2019 (as amended, restated modified or supplemented, the "Credit Agreement"; except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement);
WHEREAS, the Company has requested that, as of the First Amendment Effective Date, the Lenders amend certain terms of the Credit Agreement as set forth herein; and the Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Amendments to Credit Agreement.
(a)Section 2.07 of the Credit Agreement is hereby amended by deleting ‘March 31, 2020’ from the third line and replacing it with ‘June 30, 2020’.
2.General.
(a)Conditions Precedent. The Company, the Administrative Agent and the Lenders acknowledge and agree that the amendment set forth herein shall only be effective upon the occurrence of all the following conditions precedent:
(i)Amendment. The Company, the Administrative Agent and the Lenders shall have executed and delivered this Amendment to the Administrative Agent.
(ii)USA Patriot Act Diligence. Administrative Agent and each Lender shall have received, in form and substance acceptable to Administrative Agent and each Lender such documentation and other information requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act. If the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Company shall have delivered to Administrative Agent and each Lender that so requests, a Beneficial Ownership Certification in relation to the Company.
(iii)Fees and Expenses. The Company shall have paid to the Administrative Agent any costs and expenses of the Administrative Agent, including without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment.

(iv)Miscellaneous. The Administrative Agent shall have received such other documents, agreements, instruments, deliverables and items reasonably deemed necessary by the Administrative Agent.
(b)Representations, Warranties and Covenants. The Company covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(i)the Company’s obligations under the Credit Agreement are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;
(ii)the Company possesses all of the powers requisite for it to enter into and carry out the transactions of the Company referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party and any other documents contemplated herein that are to be performed by the Company; any and all actions required or necessary pursuant to the Company’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Company of the terms and conditions of this Amendment; the officers of the Company executing this Amendment are the duly elected, qualified, acting and incumbent officers of the Company and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Company is a party or by which the Company or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Company of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Company and are full force and effect;
(iii)this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(iv)consummation of the transactions to be effective as of the First Amendment Effective Date will not result in a violation of any applicable legal or regulatory prohibitions or restrictions;
(v)all representations and warranties made by the Company in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material

Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except for representations and warranties which (i) specifically refer to an earlier date which shall have been true and correct in all material respects as of such earlier date referred to therein, and (ii) are qualified by materiality which will be true and correct in all respects and the Company has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(vi)this Amendment is not a substitution, novation, discharge or release of the Company’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;
(vii)no Default or Event of Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Company’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents;
(viii)the Company hereby ratifies and confirms in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.
(c)Incorporation into the Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.
(d)Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
(e)Successors and Assigns. This Amendment shall apply to and be binding upon the Company in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that the Company may not assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Company, the Administrative Agent and the Lenders.
(f)Reimbursement of Expenses. The Company unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
(g)Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
(h)Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
(i)Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(j)No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Company under the Credit Agreement or any other Loan Document.
(k)Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of North Carolina and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina without regard to its conflict of laws principles.
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[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
COMPANY:
SONIC AUTOMOTIVE, INC.
a Delaware corporation
By: /s/ Heath R. Byrd
Name: Heath R. Byrd
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By: /s/ Larry Jackson
Name:    Larry Jackson
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]
BANK OF AMERICA, N.A.
By: /s/ David T. Smith
Name: David T. Smith
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Jeffrey E. Bullard, Sr.
Name: Jeffrey E. Bullard, Sr.
Title: Senior Vice President